UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              -----------------


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): September 15, 2004
                                                  (September 13, 2004)

                              CB Bancshares, Inc.
           --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Hawaii                          000-12396               99-0197163
--------------------------------  ------------------------  --------------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                    201 Merchant Street, Honolulu, HI 96813
           --------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (808) 535-2500
                               ----------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events.
-------------------------

                  On September 13, 2004, shareholders of both Central Pacific Financial Corp. and CB Bancshares, Inc. approved the proposed merger of the two companies at their respective shareholder meetings.

                  The press release announcing the approval of the merger is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.



Item 9.01.   Financial Statements and Exhibits.
----------------------------------------------

                  (c) Exhibits.

                  The following exhibit is filed as part of this report:


Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Text of press release issued by CB Bancshares, Inc.
                      on September 13, 2004

                                  SIGNATURES


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 15, 2004



                                           CB BANCSHARES, INC.


                                           By: /s/Dean K. Hirata
                                               --------------------------------
                                               Dean K. Hirata
                                               Senior Vice President and
                                               Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Text of press release issued by CB Bancshares, Inc.
                      on September 13, 2004

                                                                   Exhibit 99.1







CENTRAL PACIFIC FINANCIAL CORP
Investor Contact:                                 Media Contact:
Neal Kanda                                        Ann Takiguchi
VP & Treasurer                                    VP & PR/Communications Officer
Central Pacific Financial Corp.                   Central Pacific Bank
(808) 544-0622                                    (808) 544-0685
--------------------------------------------------------------------------------
neal.kanda@centralpacificbank.com           ann.takiguchi@centralpacificbank.com

CB BANCSHARES, INC.

Investor Contact:                                 Media Contact:
Dean K. Hirata                                    Wayne T. Miyao
Senior Vice President and                         Senior Vice President
Chief Financial Officer                           City Bank
CB Bancshares, Inc.                               (808) 535-2590
(808) 535-2583                                    wmiyao@cb-hi.net
dhirata@cb-hi.net


NEWS RELEASE


================================================================================

Central Pacific Financial Corp. and CB Bancshares, Inc.
 Shareholders Approve Bank Merger

            Parent Companies of Central Pacific Bank and City Bank
                    Expected to Merge on September 15, 2004

Honolulu, HI - September 13, 2004 - Central Pacific Financial Corp. (NYSE:
CPF) and CB Bancshares, Inc. (Nasdaq: CBBI) announced today that shareholders of both companies have approved the proposed merger of the two companies at their respective shareholder meetings held today.

Clint Arnoldus, Chairman, President and CEO of Central Pacific Financial Corp., said, "We are very pleased with the outcome of today's votes and appreciate the support shareholders, customers and employees have shown throughout this process. Today marks a historic step forward and we are focused on strengthening our position in this highly competitive market, building the best community bank serving Hawaii."

Ronald Migita, President and CEO of CB Bancshares, Inc., added, "We sincerely appreciate our shareholders' support and look forward to building a combined bank that will deliver added value to both new and longstanding shareholders of CPF as well as the customers, employees and communities that we will serve."

The following voting results were reported with respect to the proposed merger: approximately 81.34% and 80.37% of the issued and outstanding shares of Central Pacific Financial Corp. and CB Bancshares, Inc., respectively, voted "FOR" the proposal to approve the merger agreement, exceeding the requirements of Hawaii law. 96.8% of the CPF shares that were voted, voted in favor of the merger proposal and 94.7% of the CBBI shares that were voted, voted in favor of the merger proposal.

Other proposals on the CPF shareholder ballot that were approved today include: an amendment to CPF's Restated Articles of Incorporation to increase the number of common shares authorized for issuance to 100 million shares; the CPF 2004 Stock Compensation Plan; and the CPF 2004 Annual Executive Incentive Plan.

The merger is scheduled to close on September 15, 2004. Central Pacific Financial Corp. will be the surviving corporation and will operate two bank subsidiaries, Central Pacific Bank and City Bank, until it merges the banks under the Central Pacific name. The merger consideration to be received by CBBI shareholders will be approximately $20 in cash plus 2.6752 shares of CPF common stock for each share of CBBI common stock, or a value of $96.24 per CBBI share based on the closing price of CPF stock as of September 10, 2004. CBBI shareholders had the opportunity to elect cash and/or shares of CPF common stock, subject to proration, and will receive their consideration based on an aggregate pool of cash and stock available.

Upon completion of the merger, Clint Arnoldus will serve as Chief Executive Officer and Ronald Migita will serve as Chairman of the Board of the new combined company. As previously announced, Central Pacific Financial Corp. plans to consolidate bank branches in overlapping areas and begin opening new branches in under-served areas of Hawaii as part of its long-range plans. Currently, Central Pacific and City Bank operate 23 and 22 branches, respectively, in the State of Hawaii on four islands. "The merger provides us with an opportunity and the resources to expand our banking services into communities not being served by either bank through the consolidation of overlapping branches," said Arnoldus.

Central Pacific also reiterated its commitment to no involuntary layoffs as a result of the merger, and further indicated that all current branch employees will have the opportunity to remain in the combined branch network.

Central Pacific Financial Corp., is a Hawaii-based bank holding company which will have upon the closing date of the merger, $4.4 billion in assets, providing a full range of banking, investment and trust services for businesses and retail customers through its principal subsidiaries, Central Pacific Bank and, after the merger, City Bank. Central Pacific Bank is Hawaii's third largest commercial bank with 23 branches statewide and nearly 80 ATMs. City Bank is Hawaii's fourth largest commercial bank with 22 branches on the islands of Oahu, Hawaii, Maui and Kauai.


                                  **********

This document contains forward-looking statements. Such statements include, but are not limited to, (i) statements about the benefits of a merger between Central Pacific Financial Corp. ("CPF") and CB Bancshares, Inc. ("CBBI"), including future financial and operating results, costs savings and accretion to reported and cash earnings that may be realized from such merger; (ii) statements with respect to CPF's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and other similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

CPF has filed a registration statement on Form S-4 to register shares of CPF common stock to be issued in this transaction. The registration statement includes a definitive joint proxy statement/prospectus for solicitation of proxies from CPF and CBBI shareholders, in connection with meetings on the date hereof. Investors and security holders are urged to read the registration statement and the definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Investors and security holders may obtain a free copy of documents filed with the SEC at the SEC's Internet web site at (www.sec.gov). Such documents may also be obtained free of charge from CPF by directing such request to: Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813,
Attention: David Morimoto, (808) 544-0627; or from CBBI by directing such request to: CB Bancshares, Inc., 201 Merchant Street, Honolulu, Hawaii 96813,
Attention: Investor Relations, (808) 535-2500.


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